DEBT EXCHANGE/SUBSCRIPTION AGREEMENT

         DEBT EXCHANGE/SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date on the signature page hereof between MSGI Security Solutions, Inc., a corporation organized under the laws of the State of Nevada (the "Company"), and the natural person or entity whose signature is at the end of this Agreement ("Subscriber").

         WHEREAS, the Company is indebted to the Subscriber for goods and/or services delivered and/or performed prior to the date hereof in an aggregate amount set forth on the signature page hereof (the "Indebtedness");

         WHEREAS, the Subscriber understands that the Company has limited cash resources with which to repay the Indebtedness;

         WHEREAS, the Subscriber has agreed to accept in satisfaction of the Indebtedness shares of the Company's Series G Convertible Preferred Stock (the "Preferred Stock"), which stock will automatically convert into common stock of the Company par value $0.01 per share ("Common Stock") at a price per share equal to the greater of $1.00 and the market price as of the date the Stockholders of the Company approve an increase in the Company's authorized shares of Common Stock and the conversion of the Preferred Stock;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

         I. SUBSCRIPTION FOR SERIES G CONVERTIBLE PREFERRED STOCK AND REPRESENTATIONS BY AND COVENANTS OF PURCHASER

         1.1. SUBSCRIPTION FOR CONVERTIBLE PREFERRED. Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company and the Company agrees to sell to the Subscriber such number of shares of the Preferred Stock as set forth on the signature page hereof in exchange for cancellation of the Indebtedness. A copy of the Certificate of Designations, Preferences, and Rights of the Preferred Stock is attached hereto as Exhibit A. The Subscriber acknowledges that it has read it carefully.

         1.2. SUBJECT TO STOCKHOLDER APPROVAL. Subscriber hereby agrees that the Company shall not be required to issue, or reserve for issuance at any time until the Stockholders of the Company have approved an amendment to its Articles of Incorporation increasing its authorized shares of Common Stock and the conversion of the Preferred Stock (the "MSGI Stockholder Approval"). The Company agrees to solicit MSGI Stockholder Approval as soon as practicable and in no event later than March 31, 2007.

         1.3. RELIANCE ON EXEMPTIONS. Subscriber acknowledges that the issuance of the Preferred Stock has not been reviewed by the United States Securities and Exchange Commission (the "SEC") or any state agency because of the Company's representations that this is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and state securities laws. Subscriber understands that the Company is relying in part upon the truth and accuracy of, and Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Preferred Stock.

         1.4. INVESTMENT PURPOSE. Subscriber represents that the Preferred Stock is being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the 1933 Act. Subscriber agrees that it will not sell or otherwise transfer the Preferred Stock or the Common Stock into which it may convert (except to an affiliate which agrees to comply with all provisions of this Agreement), unless they are registered under the 1933 Act or unless an exemption from such registration is available.

         1.5. ACCREDITED INVESTOR. Subscriber represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act and that it is able to bear the economic risk of an investment in the Common Stock and the Warrant. A copy of which is attached hereto as Exhibit B.

         1.6. RISK OF INVESTMENT. Subscriber recognizes that the purchase of the Preferred Stock involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Preferred Stock; (ii) transferability of the Preferred Stock and the Common Stock into which it may convert are limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that adequate funds will be available to the Company, in addition to all of the other risks set forth in the SEC Documents (as defined in Section 1.7 hereof). Subscriber acknowledges the disclosure relating to the risks affecting the Company set forth in this Agreement and the SEC Documents.

         1.7. INFORMATION. Subscriber acknowledges that the Company has made available for its review: (a) the Company's Annual Report on Form 10-K for the year ended June 30, 2006 (which Report was deficient in that it fails to contain an opinion from the Company's independent public accounting firm), (b) the Company's Quarterly Reports, on Form 10-Q for the fiscal quarters ended September 30, 2005, December 31, 2005 and March 31, 2006 (c) the Company's Proxy Statements, Definitive Information Statements, and Current Reports on Form 8-k, as filed with the SEC between December 31, 2005 and the date of this Subscription Agreement (collectively the "SEC Documents") all of which are available on the SEC's website www.SEC.gov and hereby represents that: (i) Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and (ii) that Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the Company and the terms and conditions of this Agreement, and any additional information which it has requested, if any.

         1.8. NO REPRESENTATIONS. Subscriber hereby represents that, except as expressly set forth in this Agreement, no representations or warranties have been made to Subscriber by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction Subscriber is not relying on any information other than that contained or referenced herein and the results of independent investigation by Subscriber.

         1.9. TAX CONSEQUENCES. Subscriber acknowledges that the issuance may involve tax consequences and that the contents of this Agreement do not contain tax advice or information. Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Preferred Stock and the Common Stock into which it may convert.

         1.10. TRANSFER OR RESALE. Subscriber understands that Rule 144 (the "Rule") promulgated under the 1933 Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the 1933 Act. Subscriber understands and hereby acknowledges that the Company is under no obligation to register the securities comprising the Preferred Stock or the Common Stock into which it may convert under the 1933 Act. Rule 144 also requires that the Company be current in its 1934 Act reports. See the Disclosure Schedule attached hereto.

         1.11. LEGENDS. Subscriber understands that the certificates or other instrument representing the Preferred Stock and the Common Stock issuable upon conversion of the Preferred Stock (when, and if issued) until such time as they have been registered under the 1933 Act or, if earlier, until paragraph (k) of the Rule shall become applicable, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):


               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

         1.12. NO GENERAL SOLICITATION. Subscriber represents that Subscriber was not induced to invest by any of the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

         1.13. VALIDITY; ENFORCEMENT. If Subscriber is a corporation, partnership, trust or other entity, Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Preferred Stock and the Common Stock into which it may convert; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of Subscriber.

         1.14. ADDRESS. Subscriber hereby represents that the address furnished by Subscriber at the end of this Subscription Agreement is Subscriber's principal home or business address.


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

         1.15. NASD MEMBER. Subscriber acknowledges that if it not a Registered Representative of a NASD member firm.

         1.16 REINCORPORATION IN DELAWARE. The Company shall have the right, without any additional consent from the Subscriber, or its assignee, to take all necessary actions to reincorporate the Company in the State of Delaware, provided that none of such actions abrogates or diminishes any preference or right of the Subscriber.

         II. REPRESENTATIONS BY THE COMPANY

         The Company represents and warrants to Subscriber, except as set forth in the SEC Documents or the disclosure schedules, if any, attached hereto:

         2.1. SECURITIES LAW COMPLIANCE. The offer, offer for sale, and sale of the Preferred Stock has not been registered under the 1933 Act. The Preferred Stock are to be offered, offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 4 of the 1933 Act. The Company will use its commercially reasonable efforts to conduct the issuance in compliance with the requirements of Regulation D of the General Rules and Regulations under the 1933 Act and applicable state "blue sky" laws, and the Company will file all appropriate notices of offering with the SEC.

         2.2. ORGANIZATION AND QUALIFICATION. The Company is duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in the State of New York and in every other jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Subscription Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company, or on the transactions contemplated hereby, or the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under this Agreement.

         2.3. SEC DOCUMENTS; FINANCIAL STATEMENTS. The SEC Documents represent all reports, schedules, forms, statements and other documents required to be filed by it since December 31, 2005 with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has made available to Subscriber or its representatives copies of the SEC Documents, which are also available on the SEC's website www.SEC.gov. Except as noted on the Disclosure Schedule as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that would not be material).

         2.4. ABSENCE OF CHANGES. Since June 30, 2006, other than as set forth in the SEC Documents and the Disclosure Schedule to this Subscription Agreement, the Company has not (i) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business and consistent with past practices, having individually or in the aggregate a Material Adverse Effect, (ii) made or suffered any changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise, (iii) discharged or satisfied any liens or paid any obligation or liability other than current liabilities shown on the balance sheet dated as of June 30, 2006, and current liabilities incurred since the date of the balance sheet dated as of June 30, 2006, in each case in the usual and ordinary course of business and consistent with past practices, (iv) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, (v) sold, transferred or leased any of its assets except in the usual and ordinary course of business and consistent with past practices, (vi) cancelled or compromised any debt or claim, or waived or released any right, of material value, (vii) suffered any physical damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties, business or prospects of the Company, (viii) entered into any transaction other than in the usual and ordinary course of business except for this Subscription Agreement and the other Offering Documents and the related agreements referred to herein and therein,
(ix) declared or paid any dividends on or made any other distributions with respect to, or purchased or redeemed, any of its outstanding equity securities,
(x) suffered or experienced any change in, or condition affecting, its condition (financial or otherwise), properties, assets, liabilities, business operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business and consistent with past practices, having (either by itself or in conjunction with all such other changes, events and conditions) a Material Adverse Effect or (xi) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted.

         2.5. TITLE. The Company has good and marketable title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not significant or important in relation to the Company's business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The

Company owns or leases all such properties as are necessary to its operations as described in the Offering Documents.

         2.6. PROPRIETARY RIGHTS. The Company owns, or is duly licensed to use or possess, or possesses exclusive and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes, formulations, technology or know-how used in the conduct of its business (the "Proprietary Rights"). The Company has not received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts which would form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or proposed to be used or offered by the Company infringes on any patents or infringes upon the use of any such Proprietary Rights of another person and, to the best of the Company's knowledge, no others have infringed the Company's Proprietary Rights.

         2.7. LITIGATION. Except as noted on the Disclosure Schedule there is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, court, governmental instrumentality or agency, self-regulatory organization or body or public board now pending or, to the knowledge of the Company, threatened against the Company of any of the Company's officers or directors in their capacities as such (or basis therefore known to the Company), the adverse outcome of which would have a Material Adverse Effect. The Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign that has a Material Adverse Effect.

         2.8. COMPLIANCE WITH LAWS; LICENSES, ETC. The Company has not received notice of any violation of or noncompliance with any laws, ordinances, regulations and orders applicable to its business that would have a Material Adverse Effect and that has not been cured. The Company has all material licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every government or regulatory body for the operation of its business as currently conducted and the use of its properties. The Licenses are in full force and effect and to the Company's knowledge no violations currently exist in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.

         2.9. AUTHORIZATION; ENFORCEMENT; VALIDITY. Subject to MSGI Stockholder Approval the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, to file and perform its obligations under this Agreement, and to issue the Preferred Stock in accordance with the terms this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement, including without limitation the issuance of the Preferred Stock, have been duly authorized by the Company's board of directors. This Subscription Agreement constitutes the legal, binding and enforceable obligation of the Company.

         2.10. AUTHORIZATION OF SECURITIES. Subject to MSGI Stockholder Approval, the issuance, sale and delivery of the Preferred Stock have been duly authorized by all requisite corporate action of the Company. When so issued, sold and delivered in accordance with this Agreement for the consideration set forth therein, the Preferred Stock will be duly executed, issued and delivered and will constitute valid and legal obligations of the Company enforceable in accordance with their respective terms and, in each case, will not be subject to preemptive or any other similar rights of the stockholders of the Company or others which rights shall not have been waived prior to the Closing.

         2.11. EXEMPTION FROM REGISTRATION. Assuming the accuracy of the information provided by Subscriber in this Subscription Agreement, the offer and sale of the Preferred Stock pursuant to the terms of this Subscription Agreement are exempt from the registration requirements of the 1933 Act and the rules and regulations promulgated thereunder.

         2.12. BROKERS. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement.

         2.13. TITLE TO SECURITIES. When the Preferred Stock has been duly delivered to Subscriber upon cancellation of the Indebtedness pursuant to the terms of this Agreement, Subscriber shall receive from the Company good and marketable title to such Preferred Stock free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising through the acts or omissions of Subscriber and except as arising from applicable federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

         2.14. NO GENERAL SOLICITATION. None of the Company, any of its affiliates, and, to the Company's knowledge, any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Preferred Stock.

         III. TERMS OF PURCHASE

         3.1. CLOSING DATE. Provided that all conditions to closing have been satisfied or waived, the closing (the "Closing") shall take place at the offices of the Company, 575 Madison Avenue, New York, New York 10022, or such other location as mutually agreed to by the Company and Subscriber.

         3.2. CERTIFICATES. Subscriber hereby authorizes and directs the Company to deliver the Preferred Stock to be issued to Subscriber at the address indicated in this Subscription Agreement.

         IV. MISCELLANEOUS

         4.1. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same with respect to the Company. With respect to the Subscriber the address and facsimile number, for such communication appears on the signature page hereof. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                           MSGI Security Solutions, Inc.
                           575 Madison Avenue
                           New York, New York 10022
                           Telephone: (917) 339-7150
                           Facsimile: (917) 339-7166
                           Attention: Jeremy Barbera

                           With a copy to:

                           Greenberg Traurig, LLP
                           MetLife Building
                           200 Park Avenue
                           New York, New York  10166
                           Telephone:  (212) 801-9323
                           Facsimile:  (212) 801-6400
                           Attention:  Alan I. Annex, Esq.

         4.2. ENTIRE AGREEMENT; AMENDMENT. This Agreement supersedes all other prior oral or written agreements between Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Subscription Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and Subscriber.

         4.3. SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

         4.4. GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending a copy thereof to such party by overnight courier service at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein


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

shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Subscription Agreement or any transaction contemplated hereby.

         4.5. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         4.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Stock. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority the Securities then outstanding, except by merger or consolidation. Subscriber may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release Subscriber from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld.

         4.7. SURVIVAL. The representations and warranties of the Company and Subscriber contained in Articles I and II shall survive the Closing for a period of one year.

         4.8. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

         4.9. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party, notwithstanding anything herein to the contrary.

         4.10. CONFIDENTIALITY. Each party agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the other party, if any, contained in the Offering Documents to which it becomes privy until such information has been publicly disclosed by such other party, until such information is no longer confidential, or unless it is required to be disclosed under applicable law or regulation.

         4.11. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written below.


SUBSCRIBER:


By:
    -------------------------
    Name:
    Title:



------------------------------
Taxpayer Identification Number of Purchaser
Or Social Security Number
Address:



Amount of Indebtedness:                          Subscription Accepted by MSGI
                                                 Security Solutions, Inc.:

Number of Shares of Preferred                    By:
Stock subscribed for: _________________             ---------------------------
                                                    Name:
                                                    Title:

Dated:



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